Exhibit 21(a)

Subsidiaries of the Registrant(1)

Name of Company	Jurisdiction of Organization

The Southern Company	Delaware
Alabama Power Company	Alabama
Alabama Power Capital Trust V	Delaware
Alabama Property Company	Alabama
Southern Electric Generating Company	Alabama
Georgia Power Company	Georgia
Piedmont-Forrest Corporation	Georgia
Southern Electric Generating Company	Alabama
Mississippi Power Company	Mississippi
Southern Power Company	Delaware
Mankato Energy Center, LLC	Delaware
Mankato Energy Center II, LLC	Delaware
SP Diamond State Class B, LLC	Delaware
Diamond State Generation Partners, LLC (2)	Delaware
SP Skookumchuck Investments, LLC	Delaware
SP Skookumchuck Holdings, LLC	Delaware
SP Skookumchuck Wind Energy Project, LLC	Delaware
Reading Wind Energy Class B Holdings, LLC	Delaware
Reading Wind Energy Holding, LLC	Delaware
Reading Wind Energy, LLC	Delaware
RE Roserock Holdings, LLC (3)	Delaware
RE Roserock LLC	Delaware
Southern Renewable Energy, Inc.	Delaware
SP Wildhorse Class B Holdings, LLC	Delaware
SP Wildhorse Holdings, LLC (4)	Delaware
Wildhorse Wind Energy, LLC	Delaware
Jericho Gap Wind, LLC	Delaware
SP Solar GP, Inc.	Delaware
SP Solar Holdings I, LP (5)	Delaware
BNB Lamesa Solar, LLC	Delaware
East Pecos Solar, LLC	Delaware
SP Butler Solar, LLC	Delaware
SP Butler Solar Farm, LLC	Delaware
SP Decatur County Solar, LLC	Delaware
SP Decatur Parkway Solar, LLC	Delaware
SP Pawpaw Solar, LLC	Delaware
SP Sandhills Solar, LLC	Delaware
SP Solar Farms, LLC	Delaware

Adobe Solar, LLC	Delaware
Apex Nevada Solar, LLC	Delaware
Calipatria, LLC	Delaware
Campo Verde Solar, LLC	Delaware
Granville Solar, LLC	Delaware
Macho Springs Solar, LLC	Delaware
Macho Springs Solar 2, LLC	Delaware
Morelos Solar, LLC	Delaware
Rutherford Farm, LLC	Delaware
Spectrum Nevada Solar, LLC	Delaware
SP Cimarron I, LLC	Delaware
SP Cimarron Capital, LLC	Delaware
Southern Renewable Partnerships, LLC	Delaware
BSP Holding Company, LLC (6)	Delaware
Boulder Solar Power Parent, LLC	Delaware
Boulder Solar Power, LLC	Delaware
Desert Stateline Holdings, LLC (7)	Delaware
Desert Stateline, LLC	Delaware
Lost Hills Blackwell Holdings, LLC (6)	Delaware
Lost Hills Solar Holdco, LLC	Delaware
Lost Hills Solar, LLC	Delaware
Blackwell Solar Holdings, LLC	Delaware
Blackwell Solar, LLC	Delaware
NS Solar Holdings, LLC (6)	Delaware
North Star Solar, LLC	Delaware
Parrey Holding Company, LLC (6)	Delaware
Parrey Parent, LLC	Delaware
Parrey, LLC	Delaware
RE Silverlake Holdings, LLC (6)	Delaware
RE Garland Holdings LLC	Delaware
RE Garland, LLC	Delaware
RE Garland A, LLC	Delaware
RE Tranquillity Holdings, LLC (6)	Delaware
RE Tranquillity, LLC	Delaware
RE Tranquillity BAAH, LLC	Delaware
SG2 Holdings, LLC (6)	Delaware
SG2 Imperial Valley LLC	Delaware
SP Wind Holdings II, LLC (8)	Delaware
Bethel Wind Farm Class B Holdings, LLC	Delaware
Bethel Wind Farm Holdings, LLC	Delaware
Bethel Wind Farm, LLC	Delaware
Grant Plains Wind, LLC	Delaware
Grant Wind, LLC	Delaware
Grant County Interconnect, LLC (9)	Delaware
Kay Wind, LLC	Delaware

Passadumkeag Windpark, LLC	Delaware
Salt Fork Wind, LLC	Delaware
Tyler Bluff Wind Project, LLC	Delaware
WWH LLC (10)	Delaware
Wake Wind Class B Holdings LLC	Delaware
Wake Wind Holdings, LLC	Delaware
Wake Wind Energy, LLC	Delaware
SP TEP Class B Holdings I, Inc.	Delaware
SP Gaskell West 1 Class B Holdings, LLC	Delaware
SP Gaskell West 1 Holdings, LLC (11)	Delaware
RE Gaskell West 1, LLC	Delaware
SP Wind Development Holdings, LLC	Delaware
SP TEP Formations, Inc.	Delaware
SP Cactus Flats Class B Holdings, LLC	Delaware
Cactus Flats Holdings, LLC (12)	Delaware
SP Cactus Flats Wind Energy, LLC	Delaware
SP Wind Holdings, LLC	Delaware
SPR Development Holdings, LLC (13)	Delaware
Southern Company Gas	Georgia
Southern Company Gas Capital Corporation	Nevada
Atlanta Gas Light Company	Georgia
Georgia Natural Gas Company	Georgia
SouthStar Energy Services LLC	Delaware
Ottawa Acquisition LLC	Illinois
Northern Illinois Gas Company (14)	Illinois
Southern Company Gas Investments, Inc.	Georgia
Sequent LLC	Georgia
Southern Company Gas Pipeline Holdings LLC	Georgia
Evergreen Enterprise Holdings LLC	Georgia

(1)	This information is as of January 1, 2020. In addition, this list omits certain subsidiaries pursuant to paragraph (b)(21)(ii) of Regulation S-K, Item 601.

(2)	SP Diamond State Class B Holdings, LLC owns 100% of the Class B membership interests.

(3)	Southern Power Company owns 100% of the Class A membership interests and is entitled to 51% of all cash distributions.

(4)	SP Wildhorse Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.

(5)	Southern Renewable Energy, Inc. and SP Solar GP, Inc. own 66% and 1%, respectively.

(6)	Southern Renewable Partnerships, LLC owns 100% of the Class A membership interests and is entitled to 51% of all cash distributions.

(7)	Southern Renewable Partnerships, LLC owns 100% of the Class A membership interests and is entitled to 66% of all cash distributions.

(8)	Southern Renewable Energy, Inc owns 100% of the Class B membership interests in the tax equity partnership.

(9)	Grant Wind, LLC and Grant Plains Wind, LLC own 50.4% and 49.6%, respectively.

(10)	SP Wind Holdings II, LLC owns 90.1%.

(11)	SP Gaskell West 1 Class B Holdings, LLC owns 100% of the Class B membership interests in the tax equity partnership.

(12)	SP Cactus Flats Class B Holdings, LLC and SP TEP Class B Holdings I, Inc. own 95% and 5%, respectively, of the Class B membership interests in the tax equity partnership.

(13)	SP Wind Holdings, LLC owns 51%.

(14)	Doing business as Nicor Gas Company.